Business Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Business Acquisitions
Note 3 — Business Acquisitions
We completed the acquisitions of Ocwen Structured Investments, LLC (OSI), Liberty, Correspondent One S.A. (Correspondent One), Homeward and certain assets and operations of Residential Capital, LLC (ResCap) as part of our strategy to expand our residential origination and servicing businesses. We accounted for these transactions using the acquisition method which requires, among other things, that we recognize the assets acquired and liabilities assumed at their fair values as of the acquisition date. In a business combination, the initial allocation of the purchase price is considered preliminary and, therefore, subject to change until the end of the measurement period (up to one year from the acquisition date). Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the expected revenue and cost synergies of the combined business.
The purchase price allocations provided below for each business acquisition are based on an estimate of the fair value of the acquired loans, advances, MSRs and the assumed debt in a manner consistent with our existing methodology for estimating fair value of similar assets and liabilities. Premises and equipment were initially valued based on the “in-use” valuation premise, where the fair value of an asset is based on the highest and best use of the asset that would provide maximum value to market participants principally through its use with other assets as a group. Other assets and liabilities expected to have a short life were valued at the face value of the specific assets and liabilities purchased, including receivables, prepaid expenses, accounts payable and accrued expenses.
The pro forma consolidated results presented below for each business acquisition are not indicative of what Ocwen’s consolidated net earnings would have been had we completed the acquisition on the dates indicated because of differences in servicing practices and cost structure between Ocwen and each acquiree. In addition, the pro forma consolidated results do not purport to project our combined future results nor do they reflect the expected realization of any cost savings associated with each acquisition.
The acquisition of Homeward was treated as a stock purchase for U.S. tax purposes. The ResCap and Liberty acquisitions were treated as asset acquisitions for U.S. tax purposes. We expect the opening tax basis for the acquired assets and liabilities to be the fair values as shown in the purchase price allocation tables below. We expect MSRs and goodwill to be treated as intangible assets acquired in connection with the purchase of a trade or business and, as such, amortized over 15 years for tax purposes.
Purchase Price Allocation
The following table summarizes the final fair values of assets acquired and liabilities assumed as part of the ResCap and Homeward acquisitions:

	ResCap	Homeward
Purchase Price Allocation	Final	Final
Cash	$—	$79,511
Loans held for sale	—	558,721
MSRs (1)	401,314	360,344
Advances and match funded advances (1)	1,786,409	2,266,882
Deferred tax assets	—	52,103
Premises and equipment	16,423	12,515
Debt service accounts	—	69,287
Investment in unconsolidated entities	—	5,485
Receivables and other assets	2,989	22,280
Match funded liabilities	—	(1,997,459)
Other borrowings	—	(864,969)
Other liabilities:
Liability for indemnification obligations	(49,500)	(32,498)
Liability for certain foreclosure matters	—	(13,430)
Accrued bonuses	—	(35,201)
Checks held for escheat	—	(16,453)
Other	(25,125)	(48,230)
Total identifiable net assets	2,132,510	418,888
Goodwill	211,419	345,936
Total consideration	2,343,929	764,824

(1)
As of the acquisition date, the purchase of certain MSRs from ResCap was not complete pending the receipt of certain consents and court approvals. Subsequent to the acquisition, we obtained the required consents and approvals for a portion of these MSRs and paid an additional purchase price of $174.6 million to acquire the MSRs and related advances, including $54.2 million in 2014. The purchase price allocation has been revised to include the resulting adjustments to MSRs, advances and goodwill.

ResCap Acquisition
We completed the ResCap Acquisition on February 15, 2013. We acquired MSRs related to conventional, government-insured and non-Agency residential forward mortgage loans with a UPB of $111.2 billion and master servicing agreements with a UPB of $44.9 billion. The ResCap Acquisition included advances and elements of the servicing platform related to the acquired MSRs, as well as certain diversified fee-based business operations that included recovery, title and closing services. We also assumed subservicing contracts with a UPB of $27.0 billion. Under the terms of the ResCap Acquisition, we were obligated to acquire certain servicing rights and subservicing agreements that were not settled as part of the initial closing on February 15, 2013 as a result of objections raised in connection with the sale. We subsequently purchased these MSRs and assumed the subservicing contracts from ResCap when such consents and approvals were obtained. We completed subsequent settlements and purchased additional MSRs as objections were resolved.
To finance the ResCap Acquisition, we deployed $840.0 million from the proceeds of a new $1.3 billion SSTL facility and borrowed an additional $1.2 billion pursuant to two new servicing advance facilities and one existing facility. We settled the subsequent closings with cash. Ocwen assumed certain limited liabilities as part of the transaction, including certain employee liabilities and certain business payables outstanding at the closing date. Under the agreement with ResCap, Ocwen generally did not assume any contingent obligations, including pending or threatened litigation, financial obligations in connection with any settlements, orders or similar agreements entered into by ResCap or obligations in connection with any representations or warranties associated with loans previously sold by ResCap except for litigation that may arise in the ordinary course of servicing mortgage loans relating to servicing agreements assumed by Ocwen. Ocwen assumed all liabilities related to servicing loans that are guaranteed by Ginnie Mae, whether arising prior to or after the closing date.
On April 12, 2013, in connection with the sale to Altisource Portfolio Solutions, S.A. (Altisource) of the diversified fee-based business acquired in connection with the ResCap Acquisition, we received cash consideration from Altisource of $128.8 million. At the time of the closing, we derecognized goodwill of $128.8 million associated with the diversified fee-based business sold to Altisource. There were no other significant assets or liabilities associated with this business.
Post-Acquisition Results of Operations
The following table presents the revenues and earnings of the ResCap operations that are included in our Consolidated Statements of Operations from the acquisition date of February 15, 2013 through December 31, 2013:

Revenues	$684,935
Net income	$16,424

Pro Forma Results of Operations
The following table presents supplemental pro forma information for Ocwen for the years ended December 31, 2013 and 2012 as if the ResCap Acquisition occurred on January 1, 2012. Pro forma adjustments include:

•	conforming servicing revenues to the revenue recognition policies followed by Ocwen;

•	conforming the accounting for MSRs to the valuation and amortization policies of Ocwen;

•
adjusting interest expense to eliminate the pre-acquisition interest expense of ResCap and to recognize interest expense as if the acquisition-related debt of Ocwen had been outstanding at January 1, 2012; and

•	reporting acquisition-related charges for professional services as if they had been incurred in 2012 rather than 2013.

	2013	2012
	(Unaudited)	(Unaudited)
Revenues	$2,086,010	$1,263,692
Net income	$285,302	$87,262

Through December 31, 2013, we incurred approximately $3.2 million of fees for professional services related to the ResCap Acquisition that are included in Operating expenses.
Homeward Acquisition
We completed the Homeward Acquisition on December 27, 2012. We acquired the MSRs and subservicing for approximately 421,000 residential mortgage loans with a UPB of $77.0 billion. We also acquired Homeward’s loan origination platform and its diversified fee-based businesses, including property valuation, REO management, title, closing and advisory services. On March 29, 2013, Ocwen sold the Homeward diversified fee-based businesses to Altisource Solutions S.à r.l. and Altisource Portfolio Solutions, Inc., wholly-owned subsidiaries of Altisource, for an aggregate purchase price of $87.0 million in cash ($82.0 million, net of cash transferred and other adjustments). As part of this transaction, Ocwen sold its investment in two subsidiaries of Homeward, Beltline Road Insurance Agency, Inc. and Power Default Services, Inc. Ocwen also agreed to sell to Altisource certain designated assets used or usable in the business conducted by another Homeward subsidiary, Power Valuation Services, Inc., as well as certain designated intellectual property and information technology assets that were used or usable in the business conducted by the acquired subsidiaries or by Powerline Valuation Services, Inc. Altisource also assumed certain liabilities of the diversified fee-based business. The carrying value of the net assets sold, including allocated goodwill, approximated the sales price. The assets sold consisted of receivables and other assets of $9.4 million. The liabilities assumed by Altisource of $4.0 million consisted principally of deferred revenue. At the time of the sale, we derecognized goodwill of $81.6 million associated with the sold businesses. In connection with this transaction, Ocwen entered into amendments to certain of its services and intellectual property agreements with Altisource.
As consideration for the Homeward Acquisition, Ocwen paid an initial aggregate purchase price of $765.7 million. Of this amount, $603.7 million was settled with cash and $162.0 million was settled with Series A Perpetual Convertible Preferred Stock (Preferred Shares) issued to certain private equity funds managed by WL Ross & Co. LLC (the Funds), that paid a dividend of 3.75% per annum on a quarterly basis. Each Preferred Share, together with any accrued and unpaid dividends, could be converted at the option of the holder into shares of Ocwen common stock at a conversion price equal to $31.79. Mr. Ross is the Chairman and Chief Executive Officer of WL Ross & Co. LLC and Invesco Private Capital, Inc. and the managing member of El Vedado, LLC, each of which directly or indirectly controls or manages the Funds. Mr. Ross became a director of Ocwen in March 2013 and resigned in November 2014. On September 23, 2013, the Funds exercised their right to convert 100,000 of the Preferred Shares into 3,145,640 of common stock. On the same date, Ocwen repurchased the shares of common stock from the Funds for $157.9 million. On July 14, 2014, the Funds elected to convert the remaining 62,000 shares into 1,950,296 shares of common stock. On the same date, Ocwen repurchased all of the converted shares of common stock for $72.3 million.
Payment of the cash consideration was financed, in part, by a $100.0 million incremental term loan from Barclays Bank PLC pursuant to the existing SSTL facility that we entered into on September 1, 2011 and $75.0 million from Altisource, pursuant to a senior unsecured loan agreement. We repaid both of these borrowings in February 2013.
In accordance with the terms of the Homeward merger agreement, we are entitled to indemnification for certain claims pursuant to indemnification provisions set forth in the merger agreement. The aggregate amount of the indemnification recovery is limited to a maximum of $75.0 million. We recorded receivables of $28.8 million and $13.6 million at December 31, 2014 and 2013, respectively, related to losses to be indemnified through such claims. On March 19, 2015, we settled all indemnification claims under the Homeward merger agreement and received $38.1 million in cash, which was in addition to $30.0 million that we received in 2014 in connection with the Ocwen National Mortgage Settlement.
Post-Acquisition Results of Operations
The following table presents the revenues and earnings of the Homeward that are included in our Consolidated Statements of Operations from the acquisition date of December 27, 2012 through December 31, 2012:

Revenues	$5,881
Net income	$44

Pro Forma Results of Operations
The following table presents supplemental pro forma information for Ocwen for the year ended December 31, 2012 as if the acquisition of Homeward occurred on January 1, 2011. Pro forma adjustments include:

•	conforming servicing revenues to the revenue recognition policy followed by Ocwen;

•	conforming the accounting for MSRs to the valuation and amortization policies of Ocwen;

•	reversing depreciation recognized by Homeward and reporting depreciation based on the estimated fair values and remaining lives of the acquired premises and equipment at the date of acquisition;

•
adjusting interest expense to eliminate the pre-acquisition interest expense of Homeward and to recognize interest expense as if the acquisition-related debt of Ocwen had been outstanding at January 1, 2011; and

•	reporting acquisition-related charges for professional services related to the acquisition as if they had been incurred in 2011 rather than 2012.

(Unaudited)
Revenues	$1,362,927
Net income	$254,051

Through December 31, 2012, we incurred approximately $1.0 million of fees for professional services related to the Homeward Acquisition that are included in Operating expenses.
Other Acquisitions
Correspondent One
On March 31, 2013, we increased our ownership in Correspondent One, an entity formed with Altisource in March 2011, from 49% to 100%. Correspondent One facilitated the purchase of conventional and government-insured residential mortgages from approved mortgage originators and resold the mortgages to secondary market investors. We acquired the shares of Correspondent One held by Altisource (49% interest) for $12.6 million and acquired the remaining shares held by an unrelated entity for $0.9 million. We accounted for this transaction as an acquisition and recognized the assets acquired and liabilities assumed at their fair values as of the acquisition date. The acquired net assets were $26.3 million and consisted primarily of cash ($23.0 million) and residential mortgage loans ($1.1 million). We remeasured our previously held investment, which we accounted for using the equity method, at fair value and recognized a loss of $0.4 million. We did not recognize goodwill in connection with this acquisition. Correspondent One is not material to our financial condition, results of operations or cash flows.
Liberty
On April 1, 2013, we completed the Liberty Acquisition for $22.0 million in cash. In addition, and as part of the closing, Ocwen repaid Liberty’s $9.1 million existing outstanding debt to the sellers. Liberty is engaged in the origination, purchase, sale and securitization of reverse mortgage loans, both retail and wholesale. We acquired Liberty’s reverse mortgage origination platform, including reverse mortgage loans with a UPB of $55.2 million. The acquired net assets were $31.1 million and consisted primarily of residential reverse mortgage loans ($60.0 million), receivables ($11.2 million), loans held for investment ($10.3 million) and cash ($4.6 million) less amounts due under warehouse facilities ($46.3 million) and HMBS-related borrowings ($10.2 million). We recognized $3.0 million of goodwill in connection with this acquisition. The acquisition of Liberty did not have a material impact on our financial condition, results of operations or cash flows.
OSI
On January 31, 2014, we increased our ownership in OSI from 26.00% to 87.35%. OSI invests primarily in residential MSRs and the related lower tranches and residuals of mortgage-backed securities. We acquired the additional interest in OSI for $11.0 million. We accounted for this transaction as an acquisition and recognized 100% of the assets acquired and liabilities assumed at their fair values as of the acquisition date. We recognized in equity a noncontrolling interest at its proportionate 12.65% share of the net assets acquired. The acquired net assets were $20.0 million and consisted primarily of MSRs ($9.0 million), mortgage-backed securities ($7.7 million) and cash ($3.2 million). The acquisition of OSI did not have a material impact on our financial condition, results of operations or cash flows.
Facility Closure Costs
We have incurred employee termination benefits, primarily consisting of severance and Worker Adjustment and Retraining Notification Act compensation, lease termination costs for the closure of leased facilities and other contract termination costs in connection with our business acquisitions. The following table provides a reconciliation of the beginning and ending liability balances for these termination costs for the years ended December 31, 2012, 2013 and 2014:

	Employee termination benefits	Lease and other contract termination costs	Total
Liability balance as at December 31, 2011	$5,163	$5,287	$10,450
Additions charged to operations (1)	2,869	5,030	7,899
Amortization of discount	—	176	176
Payments	(8,032)	(5,602)	(13,634)
Liability balance as at December 31, 2012	—	4,891	4,891
Additions charged to operations (1)	20,683	—	20,683
Amortization of discount	—	347	347
Payments	(15,867)	(2,784)	(18,651)
Liability balance as at December 31, 2013	4,816	2,454	7,270
Additions charged to operations (1)	15,189	2,897	18,086
Amortization of discount	—	148	148
Payments	(18,337)	(3,260)	(21,597)
Liability balance as at December 31, 2014 (2)	$1,668	$2,239	$3,907

(1)
Additions charged to operations during 2012 were recorded in the Servicing segment. In 2013, $15.9 million of the charges were recorded in the Servicing segment, $0.7 million was recorded in the Lending segment and the remaining $4.1 million was recorded in Corporate Items and Other. In 2014, $14.7 million of the charges were recorded in the Servicing segment, $(0.1) million was recorded in the Lending segment and the remaining $3.5 million was recorded in Corporate Items and Other. Charges related to employee termination benefits, lease termination costs and other contract termination costs are reported in Compensation and benefits expense, Occupancy and equipment expense and Other operating expenses, respectively, in the Consolidated Statements of Operations. The liabilities are included in Other liabilities in the Consolidated Balance Sheets.

(2)	We expect the remaining liability for employee termination benefits at December 31, 2014 to be settled in early 2015.